BillionToOne Appoints Anthony Pagano to Board of Directors as Audit Committee Chair

MENLO PARK, Calif., December 9, 2025 – BillionToOne, Inc. (NASDAQ: BLLN), a next-generation molecular diagnostics company with a mission to create powerful and accurate tests that are accessible to all, today announced the appointment of Anthony Pagano to its Board of Directors, effective January 1, 2026. Mr. Pagano will also serve as Chair of the Audit Committee.

Mr. Pagano is currently Chief Financial Officer and Executive Vice President of Genmab, a leading international biotechnology company, a position he has held since March 2020. He joined Genmab in December 2007, establishing a strong track record of driving financial performance and strategic growth throughout his tenure. During Mr. Pagano's tenure, Genmab has grown from $100M in annual revenues to more than $3B, developing, launching and commercializing differentiated and innovative antibody therapeutics that improve the lives of patients.

Before his role at Genmab, Mr. Pagano served as Corporate Controller and Senior Director of Business Planning for NovaDel Pharma, a publicly traded specialty pharma company. He started his professional career at KPMG LLP, where he advanced to Manager and provided audit and mergers & acquisitions consulting services to a diverse client base spanning startups to Fortune 500 corporations across multiple industries.

Mr. Pagano is a Certified Public Accountant and holds a B.S. in Accounting from The College of New Jersey and an M.B.A. from the Stern School of Business at New York University.

"BillionToOne is at the forefront of precision diagnostics, and I am honored to support this important mission," said Anthony Pagano. "Having witnessed the power of innovation in life sciences throughout my career, I am impressed by BillionToOne's technology and team. I look forward to working with the Board and management as the company enters its next phase of growth."

"Anthony's appointment significantly strengthens our Board," said Dr. Oguzhan Atay, co-founder and CEO of BillionToOne and Chairman of the Board. "I believe his deep financial acumen and proven leadership in guiding high-growth life sciences companies will be instrumental in our mission to create a category-defining, transformative molecular diagnostics company."

About BillionToOne
Headquartered in Menlo Park, California, BillionToOne is a next-generation molecular diagnostics company with a mission to create powerful and accurate tests that are accessible to all. The company's patented Quantitative Counting Templates™ (QCT™) molecular counting platform is the only multiplex technology that can accurately count DNA molecules at the single-molecule level. For more information, visit www.billiontoone.com.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements in this press release include, but are not limited to, statements regarding the company’s future growth and advancement of its diagnostic technologies. These statements are based on management’s current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors, some of which are beyond BillionToOne’s control. These and additional risks and uncertainties could affect BillionToOne’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. These risks and uncertainties include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in BillionToOne’s prospectus filed with the Securities and Exchange Commission on November 6, 2025. The forward-looking statements in this press release are based on information available to BillionToOne as of the date hereof, and BillionToOne disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing BillionToOne’s views as of any date subsequent to the date of this press release.

Investor Contact
ir@billiontoone.com

Media Contact
billiontoone@moxiegrouppr.com

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